EXHIBIT 99.8

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC4

                           Adjustable Rate Population

Selection Criteria: Adjustable Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Documentation Level                             Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Full Documentation                                1,694  289,503,627      54.20    170,899     6.883     5.540     83.21       600.5
Stated Documentation                              1,081  212,869,027      39.85    196,919     7.305     5.529     80.31       613.5
Limited Documentation                               156   31,772,228       5.95    203,668     7.142     5.614     83.22       602.3
Total:                                            2,931  534,144,882     100.00    182,240     7.067     5.540     82.05       605.8

2. Credit Score

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Credit Score                                    Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
481 - 500                                            17    2,533,436       0.47    149,026     8.490     5.847     70.99       500.0
501 - 520                                           226   32,606,277       6.10    144,276     8.169     5.810     74.74       510.0
521 - 540                                           297   47,682,676       8.93    160,548     7.935     5.795     76.71       530.1
541 - 560                                           324   53,828,665      10.08    166,138     7.609     5.700     78.70       550.6
561 - 580                                           270   47,176,555       8.83    174,728     7.318     5.593     81.50       569.9
581 - 600                                           373   67,566,861      12.65    181,144     6.978     5.522     82.16       590.3
601 - 620                                           405   74,497,261      13.95    183,944     6.841     5.524     83.96       610.7
621 - 640                                           340   65,812,441      12.32    193,566     6.701     5.480     83.60       630.8
641 - 660                                           266   53,063,964       9.93    199,489     6.696     5.479     84.92       649.6
661 - 680                                           168   33,372,529       6.25    198,646     6.624     5.515     85.73       669.6
681 - 700                                            97   22,409,230       4.20    231,023     6.456     5.303     85.44       690.1
701 - 720                                            56   12,746,679       2.39    227,619     6.406     4.990     87.39       710.7
721 - 740                                            44    8,278,271       1.55    188,143     6.270     5.050     83.93       731.0
741 - 760                                            24    6,634,713       1.24    276,446     6.259     5.023     88.29       751.4
761 - 780                                            14    3,568,742       0.67    254,910     6.201     5.157     83.18       767.2
781 - 800                                            10    2,366,582       0.44    236,658     5.554     4.967     80.80       787.2
Total:                                            2,931  534,144,882     100.00    182,240     7.067     5.540     82.05       605.8
Non-Zero Minimum: 500
Maximum: 795
Non-Zero Weighted Average: 606

3. Range of Original LTV Ratios (%)

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Range of Original LTV Ratios (%)                Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
20.01 - 25.00                                         3      317,220       0.06    105,740     7.539     6.184     23.58       576.0
25.01 - 30.00                                         6      658,846       0.12    109,808     7.012     5.562     28.11       594.6
30.01 - 35.00                                         4      467,512       0.09    116,878     6.883     5.957     32.62       639.9
35.01 - 40.00                                         9    1,766,046       0.33    196,227     7.188     5.557     37.03       643.0
40.01 - 45.00                                        12    1,376,244       0.26    114,687     7.265     5.890     42.61       573.3
45.01 - 50.00                                        21    3,440,494       0.64    163,833     6.510     5.417     48.46       579.6
50.01 - 55.00                                        30    4,426,257       0.83    147,542     7.507     6.094     52.76       560.9
55.01 - 60.00                                        49    6,428,207       1.20    131,188     7.582     5.925     58.31       580.5
60.01 - 65.00                                       101   16,544,069       3.10    163,803     7.415     5.894     63.46       569.9
65.01 - 70.00                                       134   23,759,770       4.45    177,312     7.386     5.863     68.89       573.8
70.01 - 75.00                                       223   37,167,305       6.96    166,670     7.558     5.828     74.23       563.3
75.01 - 80.00                                     1,027  189,509,731      35.48    184,527     6.671     5.464     79.71       610.5
80.01 - 85.00                                       485   88,406,406      16.55    182,281     7.241     5.490     84.63       589.0
85.01 - 90.00                                       469   88,307,683      16.53    188,289     7.165     5.464     89.72       614.0
90.01 - 95.00                                       212   42,664,663       7.99    201,248     7.080     5.381     94.76       634.8
95.01 - 100.00                                      146   28,904,429       5.41    197,976     7.579     5.627     99.94       674.6
Total:                                            2,931  534,144,882     100.00    182,240     7.067     5.540     82.05       605.8
Minimum: 22.22
Maximum: 100.00
Weighted Average: 82.05

4. Documentation Level Greater than 85% LTV

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Documentation Level Greater than 85% LTV        Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Full Documentation                                  518   95,004,667      59.42    183,407     7.066     5.446     93.08       620.1
Stated Documentation                                256   53,967,169      33.76    210,809     7.511     5.516     92.50       650.3
Limited Documentation                                53   10,904,939       6.82    205,754     7.077     5.478     93.49       623.5
Total:                                              827  159,876,775     100.00    193,321     7.217     5.472     92.91       630.5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.